UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

July 21, 2016
Date of Report (Date of Earliest Event Reported)

The Chemours Company
(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-36794	46-4845564
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
Of Incorporation)	File Number)	Identification No.)

1007 Market Street
Wilmington, Delaware, 19899
(Address of principal executive offices)

Registrant’s telephone number, including area code: (302) 773-1000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On July 21, 2016, a subsidiary of The Chemours Company (the “Company”) and Thierry Vanlancker, who served as the Company’s President, Fluoroproducts, entered into an agreement regarding the termination of Mr. Vanlancker’s employment (the “Termination Agreement”).

The following is a brief description of the material terms and conditions of the Termination Agreement and the amounts payable to Mr. Vanlancker thereunder:

•	Giving effect to a three month notice period, the employment relationship will end on July 31, 2016 (the “Termination Date”).

•	Mr. Vanlancker’s salary will be paid until the Termination Date.

•	All outstanding leave at the end of the employment relationship will be paid to Mr. Vanlancker.

•	Mr. Vanlancker’s 2016 opportunity under the Annual Incentive Plan will be prorated based on time employed through the Termination Date and based on Chemours’ actual financial results.

•	Mr. Vanlancker will be entitled to exercise his vested stock options according to the vesting schedule during the one-year period following the Termination Date, as if he had not been separated.

•	The restricted stock units awarded to Mr. Vanlancker as part of the annual awards to eligible employees will automatically vest as of the Termination Date.

•
Mr. Vanlancker will remain eligible to vest in the performance-vested restricted stock unit award granted to him on August 4, 2015, subject to the satisfaction of the performance condition and in accordance with the terms and conditions of the award.

•	The special award granted to Mr. Vanlancker on August 6, 2013 consisting of 135,774 shares, scheduled to cliff vest August 6, 2017, will be forfeited at the Termination Date.

•
Performance share units granted to Mr. Vanlancker remain subject to the original performance period and will be prorated for the number of months of service completed during the performance period and based on actual results.

•	Mr. Vanlancker will comply with certain non-competition undertakings until eighteen months after the Termination Date.

•	Mr. Vanlancker will be eligible for outplacement services in an amount up to CHF 9,000.

•	A severance payment in the amount of CHF 564,005 - gross will be paid to Mr. Vanlancker, corresponding to one year of his fixed base salary.

•	A payment in the amount of CHF 846,007 - gross will be paid to Mr. Vanlancker as consideration for his non-competition undertakings.

The foregoing is a brief description of the material terms and conditions of the Termination Agreement and is qualified in its entirety by the full text of the Termination Agreement, which is attached as Exhibit 10.1 hereto and incorporated herein by reference.

Item 9.01.    Financial Statements and Exhibits.

(d)	Exhibits

10.1	Termination Agreement dated July 21, 2016 between Chemours International Operations Sarl and Thierry Vanlancker

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE CHEMOURS COMPANY

By:	/s/ Amy P. Trojanowski
Amy P. Trojanowski
Vice President and Controller
Date:	July 22, 2016